                                                                       EXHIBIT 3

                         HARSCO CORPORATION SAVINGS PLAN

                                  APPENDIX "B"

                           COLLECTIVE BARGAINING UNITS

COLLECTIVE BARGAINING UNITS                                            DATE OF COVERAGE
---------------------------                                            ----------------
International Brotherhood of                                             April 1, 1990
       Boilermakers, Iron Shipbuilders,
       Blacksmiths, Forgers & Helpers,
       Local Lodge No. 398 (P-K)

United Automobile, Aerospace and                                         January 1, 1992
Agricultural Implement Workers of America
       Local Union No. 2310 (T-W)

United Automobile Workers of America                                     July 1, 1994
       Local Union No. 1016 (FRM)

International Brotherhood of                                             July 1, 1995
       Boilermakers, Iron Shipbuilders,
       Blacksmiths, Forgers and Helpers
       AFL-CIO-CFL Local Lodge D546 (IKG)

Independent Workers of North America                                     October 1, 1993
       Local No. 50542 (IKG)

International Association of Bridge,                                     October 1, 1995
       Structural and ornamental Iron Workers
       Shopmen's Local No. 527 (IKG)

United Steelworkers of America                                           July 1, 1995
       Local Union No. 2176
       Plant 1, Gadsden, AL (HKT)

United Steelworkers of America                                           July 1, 1996
       Local Union No. 6641
       Plant 4 & 6, Warren, OH (HKT)

United Steelworkers of America                                           July 1, 1996
       Local Union No. 2956
       Plant 20, Ashland, KY (HKT)
       Plant 39, Coalton, KY (HKT)

United Steelworkers of America
       Local Union No. 8628
       Plant 21, Brackenridge, PA (HKT)                                  July 1, 1996
       Plant 96, Slippery Rock, PA (HKT)                                 July 1, 1987

United Steelworkers of America                                           July 1, 1996
       Local Union No. 7372-01
       Plant 23, Owensboro, KY (HKT)

                                                                       EXHIBIT 3

                         HARSCO CORPORATION SAVINGS PLAN

                                  APPENDIX "B"

                           COLLECTIVE BARGAINING UNITS

United Steelworkers of America                                           July 1, 1996
       Local Union No. 4775
       Plant 27, Riverdale, IL (HKT)

United Steelworkers of America                                           July 1, 1996
       Local Union No. 9048
       Plant 36, Mansfield, OH (HKT)

United Steelworkers of America                                           July 1, 1996
       Local Union No. 9305
       Plant 53, Koppel, PA (HKT)

International Union of Operating Engineers                               July 1, 1985
       Local Union No. 66
       Plant 16, Lyndora, PA (HKT)

International Union of Operating Engineers                               July 1, 1990
       Local Union No. 101
       Plant 19, Kansas City, MO (HKT)

                                      -25-